UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 23, 2018 (Date of earliest event reported)

Turtle Beach Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11011 Via Frontera, Suite A/B

San Diego, California 92127

(Address of principal executive offices)

(914) 345-2255

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Transactions and Settlement

On April 23, 2018, Turtle Beach Corporation (the “Company”) entered into (i) an Exchange Agreement (the “Exchange Agreement”) with certain funds affiliated with AWM Investment Co. (the “Special Situations Funds”) and 180 Degree Capital Corp. (“180 Capital”) and (ii) a Settlement Agreement (the “Settlement Agreement”) with Dr. John Bonanno (“Dr. Bonanno”), a former holder of Series B Preferred Stock of VTB Holdings, Inc., a subsidiary of the Company (the “Series B Preferred Stock”).

Pursuant to the Exchange Agreement, and in connection with the transactions contemplated by the Settlement Agreement and the Sale Agreement (as defined below), the Company agreed to exchange the Series B Preferred Stock held by the Special Situations Funds and 180 Capital for (i) an aggregate of 1,307,143 shares of the Company’s common stock and (ii) pre-funded warrants exercisable for an aggregate of 550,000 shares of the Company’s common stock (the “Warrants”). The Exchange Agreement also includes the other terms and conditions of the exchange, as well as representations and warranties, covenants and conditions customary in agreements of this type.

Pursuant to the Settlement Agreement, Special Situations Funds and 180 Capital agreed to purchase the Series B Preferred Stock pursuant to a privately negotiated purchase and sale agreement with Dr. Bonanno (the “Sale Agreement”) and the Company agreed to waive its right of first refusal with respect to the Series B Preferred Stock in connection with the Sale Agreement. In addition, Dr. Bonanno agreed to discontinue certain previously disclosed claims and actions against the Company related to the Series B Preferred Stock, as well as to provide a release of the Company with respect to all such claims and any other claims related to Dr. Bonanno’s ownership or disposition of the Series B Preferred Stock. In connection with and as consideration thereof, the Company agreed to pay Dr. Bonanno a cash sum of $950,000 for attorneys’ fees and to settle non-redemption claims in connection with the matter, and to pay an additional $1,250,000 if a change of control transaction meeting certain specified requirements is consummated within three years of the date of the Settlement Agreement. .

The transactions contemplated by the Exchange Agreement and Settlement Agreement closed on April 26, 2018. Accordingly, all exchanged shares of Series B Preferred Stock will be retired, and no shares of Series B Preferred stock remain outstanding. As of March 31, 2018, the redemption value of the Series B Preferred Stock was approximately $19.3 million.

The foregoing descriptions of the Exchange Agreement and the Warrants are qualified in their entirety by reference to the Exchange Agreement and the Form of Warrant, which are attached hereto as Exhibits 10.1 and 4.1, respectively.

The shares of common stock issued pursuant to the Exchange Agreement and the Warrants were, in each case, offered and sold in a private placement pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) and Rule 506 of Regulation D promulgated thereunder. Such securities have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Registration Rights Agreement

On April 23, 2018, in connection with the Exchange Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Special Situations Funds and 180 Capital pursuant to which, among other things, the Company agreed to file a registration statement to register for resale the shares of common stock (i) issued and outstanding as a result of the consummation of the transactions contemplated by the Exchange Agreement and (ii) issuable upon the exercise of the Warrants. The Company is required to cause the registration statement to be declared effective under the Securities Act as soon as practicable, but in no event later than 90 days after the closing of the transactions contemplated by the Exchange Agreement, which occurred on April 26, 2018. The Company also agreed, among other things, to indemnify the investors under the registration statement from certain liabilities and to pay all fees and expenses incident to the Company’s performance of or compliance with the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, which is attached hereto as Exhibit 4.2.

Item 3.02	Unregistered Sales of Equity Securities.

The information relating to the issuance of securities pursuant to the Exchange Agreement disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On April 27, 2018, the Company issued a press release announcing the consummation of the transactions contemplated by the Settlement Agreement and the Exchange Agreement. A copy of such press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 and in Exhibit 99.1 attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant

4.2	Registration Rights Agreement, dated April 23, 2018, by and among Turtle Beach Corporation and the investors named therein.

10.1	Exchange Agreement, dated April 23, 2018, by and among Turtle Beach Corporation and the investors named therein.

99.1	Press Release, dated April 27, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURTLE BEACH CORPORATION

Date: April 27, 2018	By:	/S/ JOHN T. HANSON
John T. Hanson Chief Financial Officer, Treasurer and Secretary